                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 ______________



Date of Report (Date of earliest event reported):  APRIL 15, 1999
                                                   --------------



                          SIGHT RESOURCE CORPORATION
                          --------------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE                        0-21068                        04-3181524
----------------             ---------------------           -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


            100 JEFFREY AVENUE, HOLLISTON, MASSACHUSETTS     01746
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (508) 429-6916
                                                    --------------
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                           SIGHT RESOURCE CORPORATION

                                     INDEX



Item                                                Page No.
----                                                --------

Item 2.  Acquisition or Disposition of Assets           3

Item 5.  Other Events                                   3

Item 7.  Financial Statements and Exhibits              4

Item 8.  Change in Fiscal Year                          5

Signatures                                              6

Exhibit Index                                           7

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On April 22, 1999, a wholly-owned subsidiary of the Registrant, Kent Acquisition Corporation ("KAC"), completed its acquisition of all of the issued and outstanding shares of capital stock of Kent Optical Company, a Michigan corporation ("Kent"), Custom Optics, Inc., a Michigan corporation ("Custom"), Kent-N.W. Grand Rapids, Inc., a Michigan corporation ("Kent-N.W."), Kent-Hackley, Inc., a Michigan corporation ("Kent-Hackley"), Source Optical Supply, Inc., a Michigan corporation ("Source," and collectively with Kent, Custom, Kent-N.W. and Kent-Hackley, the "Companies"), pursuant to a Stock Purchase and Sale Agreement (the "Purchase Agreement") by and among KAC, the Registrant, the Companies and the stockholders of the Companies dated as of April 1, 1999 (the "Acquisition"). In consideration for all the issued and outstanding stock of the Companies, KAC paid $5,200,000 in cash provided pursuant to a term loan from Fleet National Bank, more particularly described in Item 5 to this Form 8-K, issued promissory notes in the aggregate amount of $1,000,000 and arranged for the issuance of 160,000 unregistered shares of Common Stock of the Registrant. The Companies are privately held primary eye care chains that operate eye care centers in Michigan. The Registrant intends to continue the business operated by the Companies. The purchase price for the Acquisition was determined by negotiation between the parties based , in part, upon a multiple of the Companies' earnings. This Acquisition was accounted for under the purchase method of accounting. The Purchase Agreement and the press release dated April 23, 1999, filed as Exhibits 2.1 and 99.8, respectively, are incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

  On April 15, 1999, the Registrant entered into a Loan Agreement (the "Loan Agreement") with Fleet National Bank (the "Bank") pursuant to which the Registrant may borrow up to $7,000,000 on a term loan basis, up to $3,000,000 on a revolving credit basis and up to $10,000,000 on an acquisition credit basis, subject to certain performance criteria, which loans are secured by all of the assets of the Registrant and its wholly-owned subsidiaries.

  On April 22, 1999, the Registrant borrowed $7,000,000 pursuant to the term loan and $975,000 pursuant to the revolving line of credit to refinance existing debt and finance the acquisition of the Companies by KAC, a wholly owned subsidiary of the Registrant. Other amounts borrowed under the Loan Agreement in the future are expected to be used to finance future acquisitions, provide ongoing working capital and for other general corporate purposes.

  The Loan Agreement and the press release dated April 23, 1999, filed as Exhibits 99.1 and 99.9, respectively, are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.  Attached as Exhibit 99.10 is
     -------------------------------------------
     the audited combined balance sheet of the Companies as of March 31, 1999, and the related combined statements of operations, retained earnings and cash flows for the nine month period then ended.

(b)  Pro forma financial information.  Attached as Exhibit 99.11 is the
     -------------------------------
     unaudited pro forma consolidated balance sheet as of March 27, 1999 and the unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 1998 and for the three months ended March 27, 1999.

(c)     Exhibits.
        --------

 Exhibit No.    Description
 -----------    -----------

 2.1* Stock Purchase and Sale Agreement by and among Kent Optical Company, Custom Optics, Inc., Kent-N.W. Grand Rapids, Inc., Kent-Hackley, Inc., Source Optical Supply, Inc., the stockholders of such companies, Kent Acquisition Corporation and Sight Resource Corporation, dated as of April 1, 1999.

 99.1* Loan Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.2* $7,000,000 Term Loan Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.3* $3,000,000 Secured Revolving Line Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.4* $10,000,000 Secured Acquisition Term Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.5* Borrower Security Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.6* Borrower Stock Pledge Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.7* Trademark Security Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.8*         Press Release dated April 23, 1999, re: Acquisition.

 99.9*         Press Release dated April 23, 1999, re: Loan Agreement.

 99.10 Audited combined balance sheet of the Companies as of March 31, 1999, and the related combined statements of operations, retained earnings and cash flows for the nine month period then ended.

 99.11 Unaudited pro forma consolidated balance sheet as of March 27, 1999 and the unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 1998 and for the three months ended March 27, 1999.

------------
* Incorporated herein by reference to the corresponding exhibit in the Company's Form 8-K filed with the Securities and Exchange Commission on May 6, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

  On April 22, 1999, the Board of Directors of the Registrant authorized a change in the Registrant's fiscal year end from the end of the calendar year (December 31) to the last Saturday of the calendar year which, for the current fiscal year, will be December 25, 1999. The transition period covering such change in fiscal year end will be covered by the Registrant's Form 10-Q for the first quarter of 1999.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGHT RESOURCE CORPORATION


Date: July 6, 1999                  By:  /s/ William T. Sullivan
                                         -----------------------
                                       William T. Sullivan
                                       President

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number              Description
------              -----------


 2.1* Stock Purchase and Sale Agreement by and among Kent Optical Company, Custom Optics, Inc., Kent-N.W. Grand Rapids, Inc., Kent-Hackley, Inc., Source Optical Supply, Inc., the stockholders of such companies, Kent Acquisition Corporation and Sight Resource Corporation, dated as of April 1, 1999.

 99.1* Loan Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.2* $7,000,000 Term Loan Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.3* $3,000,000 Secured Revolving Line Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.4* $10,000,000 Secured Acquisition Term Note between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.5* Borrower Security Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.6* Borrower Stock Pledge Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.7* Trademark Security Agreement by and between Sight Resource Corporation and Fleet National Bank, dated as of April 15, 1999.

 99.8*         Press Release dated April 23, 1999, re: Acquisition.

 99.9*         Press Release dated April 23, 1999, re: Loan Agreement.

 99.10 Audited combined balance sheet of the Companies as of March 31, 1999, and the related combined statements of operations, retained earnings and cash flows for the nine month period then ended.

 99.11 Unaudited pro forma consolidated balance sheet as of March 27, 1999 and the unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 1998 and for the three months ended March 27, 1999.

------------
* Incorporated herein by reference to the corresponding exhibit in the Company's Form 8-K filed with the Securities and Exchange Commission on May 6, 1999.